UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

MEDEQUITIES REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-37887 (Commission File Number)	46-5477146 (IRS Employer Identification No.)

3100 West End Avenue, Suite 1000 Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

Registrant’s telephone number, including area code: (615) 627-4710

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of MedEquities Realty Trust, Inc. (the “Company”) previously approved, subject to stockholder approval, the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Amended Plan”). At the Company’s Annual Meeting of Stockholders held on May 3, 2017 (the “Annual Meeting”), the Company’s stockholders approved the Amended Plan, which increases the number of shares of the Company’s common stock reserved for issuance under the Amended Plan by 2,000,000 shares, from 1,356,723 shares to 3,356,723 shares, and extends the term of the Amended Plan to May 2, 2027.

The foregoing brief description is qualified in its entirety by the text of the Amended Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company approved all of the proposals presented, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 17, 2017 (the “Proxy Statement”). Holders of 27,050,735 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1:  To elect the nine director nominees named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
Randall L. Churchey	23,871,680	386,064	2,792,991
John N. Foy	23,871,880	385,864	2,792,991
Steven I. Geringer	16,710,773	7,546,971	2,792,991
Stephen L. Guillard	16,721,132	7,536,612	2,792,991
William C. Harlan	23,810,443	447,301	2,792,991
Elliott Mandelbaum	16,581,673	7,676,071	2,792,991
John W. McRoberts	23,470,046	787,698	2,792,991
Stuart C. McWhorter	16,280,814	7,976,930	2,792,991
James B. Pieri	23,732,721	525,023	2,792,991

Proposal 2:  To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

For	Against	Abstentions
27,033,703	12,371	4,661

Proposal 3: To approve the Amended Plan.

For	Against	Abstentions	Broker Non-Votes
21,784,849	2,457,513	15,382	2,792,991

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	MedEquities Realty Trust, Inc. Amended and Restated 2014 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedEquities Realty Trust, Inc.

Dated: May 4, 2017	By:	/s/ Jeffery C. Walraven
Jeffery C. Walraven
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	MedEquities Realty Trust, Inc. Amended and Restated 2014 Equity Incentive Plan.